THE THURLOW FUNDS, INC.

Supplement dated April 19, 2000 to
Prospectus dated October 31, 1999



          The following discussion supplements the discussion under the caption "MANAGEMENT OF THE FUND" on page 6 of the Prospectus:

          1. On March 17, 2000, the shareholders of the Fund approved a new Investment Advisory Agreement that will take effect on July 1, 2000. In connection with the new Investment Advisory Agreement, the following discussion supplements the discussion on page 6 of the Prospectus:

          Pursuant to the new Investment Advisory Agreement, the Fund will pay the Adviser an annual investment advisory fee equal to 1.90% of its average net assets. In addition, the new Investment Advisory Agreement provides that the Adviser will bear all expenses of the Fund except the Adviser's fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses).

          Also, effective July 1, 2000, the Service and Distribution Plan will be terminated. From and after July 1, 2000, the Adviser will bear the cost of all sales and promotional expenses of the Fund.

          2. Effective April 17, 2000, the address of the Adviser is:

                 3212 Jefferson Street #416
                 Napa, California 94558-3436

                                      * * *


          Shareholders who have questions concerning the Fund should call 1-888-848-7569 or write to:

     The Thurlow Funds, Inc.
     Attention:  Secretary
     1256 Forest Avenue
     Palo Alto, California 94301